EXHIBIT 32.1

CERTIFICATION OF ACTING PRESIDENT
AND ACTING TREASURER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Joseph E. Therrell, Acting President, Acting Treasurer and Director of Star International, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that this Quarterly Report on Form 10-QSB for the fiscal quarter ended March 31, 2007, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that information contained in this Quarterly Report on Form 10-QSB for the fiscal quarter ended March 31, 2007, fairly presents, in all material respects, the financial condition and results of operations of Star International, Inc.

May 10, 2007                                                               /s/ Joseph E. Therrell
Joseph E. Therrell
Acting President, Acting Treasurer and Director